Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY

PLY GEM INDUSTRIES, INC.

Offer to Exchange
$160,000,000 Aggregate Principal Amount of its
9.375% Senior Notes due 2017 (CUSIP Number 729416AV9) which
Have Been Registered under the Securities Act of 1933
For a Like Aggregate Principal Amount of its
9.375% Senior Notes due 2017 (CUSIP Numbers 729416AU1 / U7264EAH5)

This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Ply Gem Industries, Inc. (the “Company”) made pursuant to the prospectus, dated              , 2012 (the “Prospectus”), if certificates for the outstanding $160,000,000 aggregate principal amount of its 9.375% Senior Notes due 2017 (CUSIP Numbers 729416AU1 / U7264EAH5) (the “Initial Notes”) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer.  Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Wells Fargo Bank, National Association (the “Exchange Agent”) as set forth below.  In addition, in order to utilize the guaranteed delivery, a Letter of Transmittal (or facsimile thereof), must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.  Certificates for all tendered Initial Notes in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

Delivery to:

WELLS FARGO BANK, NATIONAL ASSOCIATION
Exchange Agent

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Services
MAC N9303-121	MAC N9303-121	Northstar East Building - 12th Floor
P.O. Box 1517	6th St & Marquette Avenue	608 Second Avenue South
Minneapolis, MN 55480	Minneapolis, MN 55479	Minneapolis, MN 55402

By facsimile:
(For Eligible Institutions only)
(612) 667-6282

For information or confirmation by telephone:
(800) 344-5128

               DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in “The Exchange Offer—Procedures for Tendering Initial Notes” section of the Prospectus.

Principal Amount of Initial Notes
Tendered1

$____________________________________

Certificate Nos. (if available):

___________________________________

Total Principal Amount Represented by Initial Notes Certificate(s):	If Initial Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

$___________________________________	Account Number_______________________________

ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE

X____________________________________________________	____________________________________________

X____________________________________________________	____________________________________________
Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number: __________________________

Must be signed by the holder(s) of Initial Notes as their name(s) appear(s) on certificate(s) for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

1	Must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

Capacity:

Address(es):

GUARANTEE

The undersigned, a member of a registered national securities exchange, or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Initial Notes” section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

____________________________________________________	__________________________________________________
Name of Firm	Authorized Signature

____________________________________________________	__________________________________________________
Address	Title

____________________________________________________	Name:_____________________________________________
Zip Code	(Please Type or Print)

Area Code and Tel. No. __________________________________	Dated:_____________________________________________

NOTE:	DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. CERTIFICATES FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.